EXHIBIT 10.34

[***] = INFORMATION HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT ARCUS BIOSCIENCES, INC. TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO. 1 TO

OPTION, LICENSE AND COLLABORATION AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Option, License and Collaboration Agreement, dated as of May 27, 2020 (the “Agreement”), is entered into as of November 17, 2021 (the “Amendment Execution Date”), by and between Gilead Sciences, Inc. (“Gilead”), and Arcus Biosciences, Inc. (“Arcus”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement to the extent defined therein.

Whereas, Gilead and Arcus entered into the Agreement, pursuant to which, among other things, Gilead has an Option to collaborate with and license intellectual property from Arcus with respect to each Arcus Program, including the TIGIT Program, the Adenosine Receptor Program, and the CD73 Program (collectively these three Arcus Programs, the “2021 Optioned Programs”), on the terms and conditions set forth therein;

Whereas, Gilead desires to exercise its Option on the 2021 Optioned Programs prior to their respective Option Exercise Periods, in each case, in accordance with Section 8.3(b)(vi) of the Agreement, on the terms and conditions set forth herein; and

Whereas, the Parties now wish to modify the Agreement in connection with Gilead’s exercise of its Option on the 2021 Optioned Programs as set forth herein.

Now, Therefore, in consideration of the mutual promises and assurances contained in the Agreement and this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Gilead's Exercise of the 2021 Optioned Programs.
a.
Option Exercise. Subject to the occurrence of the Option Exercise Closing (or, if there is more than one (1) closing for the applicable Option, the Amended Initial Option Closing (as defined below) with respect to the applicable 2021 Optioned Program(s), Gilead hereby exercises its Option on each 2021 Optioned Program. Solely with respect to each 2021 Optioned Program, the second sentence of Section 8.3(c)(i) is hereby deleted in its entirety and replaced with the following:

“To the extent permitted by applicable Antitrust Laws, and subject to Section 8.3(c)(iii), if the Antitrust Approvals have been obtained for the United States with respect to a 2021 Optioned Program, then (1) an Option Exercise Closing for such 2021 Optioned Program shall occur for the United States and each other jurisdiction in the Territory as to which Antitrust Approval is not required or has been obtained (such Option Exercise Closing, the “Amended Initial Option Closing”) and (2) subject to Section 8.3(e), each country for which an Antitrust Approval is still required as of the Amended Initial Option Closing shall not be included in the Gilead Royalty Territory unless and until the applicable required Antitrust Approval has been obtained for such country, as applicable.”

b.
QDP Delivery Date for Option Exercise Representations Bringdown. For purposes of Section 8.3(c) of the Agreement, the Parties agree that [***], shall be deemed the date that the JSC determined that the data package delivered for each 2021 Optioned Program constituted a Qualifying Data Package.
c.
Antitrust Filings. Notwithstanding the [***] Business Day time period set forth in the first sentence of Section 8.3(d)(ii) of the Agreement, both Parties shall file their respective notification and report forms with the FTC and DOJ pursuant to the HSR Act and any other Antitrust Filings required in connection with the proposed Option Exercise Closing of the 2021 Optioned Programs no later than [***].
d.
Option Exercise Closing Date. Notwithstanding the [***] Business Day period set forth in the first sentence of Section 8.3(c)(i) of the Agreement, the Option Exercise Closing (or, if there is more than one (1) closing for the applicable Option, the Amended Initial Option Closing) with respect to each Option exercise contemplated hereby shall occur on [***] following the date on which the Antitrust Conditions applicable to such Option exercise have been satisfied. For the avoidance of doubt, while the Parties will each submit a single notification and report form with the FTC and DOJ pursuant to the HSR Act that reports on the exercise of the Options with respect to all three (3) 2021 Optioned Programs, the Option Exercise Closing (or, as applicable, the Amended Initial Option Closing) with respect to each 2021 Optioned Program is a distinct and separate event and such closing will occur on [***] the date on which the Antitrust Conditions applicable to such 2021 Optioned Program have been satisfied even if the Antitrust Conditions for one or more of the other 2021 Optioned Programs have not also been satisfied at that time.
e.
Option Payment. Pursuant to Section 9.2 of the Agreement (and notwithstanding anything therein to the contrary), Gilead will pay to Arcus as the applicable Option Payments for the 2021 Optioned Programs, within thirty (30) days after the applicable Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) pursuant to this Amendment, (i) an amount equal to Two Hundred Seventy-Five Million Dollars ($275,000,000) for the TIGIT Program, which, for the avoidance of doubt, includes both AB154 and AB308, (ii) an amount equal to Two Hundred Fifty Million Dollars ($250,000,000) for the Adenosine Receptor Program, and (iii) an amount equal to Two Hundred Million Dollars ($200,000,000) for the CD73 Program; provided, that [***]. For the avoidance of doubt, each such payment shall be payable by Gilead if and only if an Option Exercise Closing or, if applicable, Amended Initial Option Closing pursuant to this Amendment occurs for the 2021 Optioned Program for which such payment applies.
f.
No Effective Option Exercise Closing. Notwithstanding Section 8.3(e)(i) of the Agreement, which Section shall not apply to the exercise of the Options contemplated herein, if the Option Exercise Closing (or, if there is more than one (1) closing for the applicable Option, the Amended Initial Option Closing) with respect to a 2021 Optioned Program has not occurred within [***] days after the Amendment Execution Date, to the extent permitted by applicable Antitrust Laws, Gilead may provide written notice to Arcus that it is rescinding the Option for such 2021 Optioned Program, and unless Arcus responds to Gilead within [***] Business Days of receiving such written notice, providing evidence that it is using reasonable efforts to secure the necessary Antitrust Approvals in the applicable jurisdictions (including in response to any additional request from Antitrust Authorities), (i) Gilead’s exercise of the Option for such 2021 Optioned Program set forth herein shall be automatically and immediately rescinded without penalty or prejudice, at 11:59 p.m. Pacific Time on such [***] Business Day and (ii) until the expiration of the Option Exercise Period for such 2021 Optioned Program, such 2021 Optioned Program shall remain subject to Section 8.3 of the Agreement, including Gilead’s right to exercise the Option with respect to such 2021 Optioned Program. If Arcus responds within such [***] Business Day period with such evidence, then Gilead may provide written notice to Arcus that it is rescinding its exercise of the Option for such 2021 Optioned Program if the Option Exercise Closing (or, if there is more than one (1) closing for the applicable Option, the Amended Initial Option Closing) has not occurred by 11:59 p.m. Pacific Time on the [***] day after the Amendment Execution Date, in which event (A) Gilead’s exercise of the Option for such 2021 Optioned Program set forth herein shall be automatically and immediately rescinded, without penalty or prejudice, at 12:01 a.m. Pacific Time on the following day and (B) until the expiration of the Option Exercise Period for such 2021 Optioned Program, such 2021 Optioned Program shall remain subject to Section 8.3 of the Agreement, including Gilead’s right to exercise the Option with respect to such 2021 Optioned Program.
g.
Definitions. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the first 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 1 of the Agreement is hereby amended to add the following new definitions:

“Amendment No. 1” means the Amendment No. 1 to this Agreement, dated as of November 17, 2021, between the Parties.

“2021 Optioned Programs” mean each of the TIGIT Program (which, for the avoidance of doubt, includes both AB154 and AB308), the CD73 Program and the Adenosine Receptor Program, in each case, from and after the occurrence, if any, of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to each of the respective Arcus Programs contemplated by Amendment No. 1.

h.
Arcus Amendment Representation. Arcus hereby represents and warrants, as of the Amendment Execution Date, that the Data Room [***] that has been made available to Gilead for diligence in connection with the transactions contemplated by this Amendment contains as of November [***], 2021:
i.
all data and other information (existing and available as of November [***], 2021) with respect to the three 2021 Optioned Programs that would be required to be included in a Qualifying Data Package; and
ii.
all material information, including [***] the Clinical Trial Collaboration Agreement, dated as of October 28, 2020, between Arcus and MedImmune Limited.

i.
Option Exercise Schedules.
i.
Attached hereto as Exhibit A are the Arcus Third Party Obligations Schedules for each of the 2021 Optioned Programs. The Parties agree to review Exhibit A promptly following the Amendment Execution Date to make such revisions as are reasonable and necessary to appropriately reflect the Parties’ respective activities under the Agreement, as amended hereunder, and to clarify their respective responsibilities therefor.
ii.
Attached hereto as Exhibit B are the initial Arcus Option Schedules of Exceptions for each of the 2021 Optioned Programs, dated as of November 17, 2021.
2.
Opt-Out Amendment. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the CD73 Program, the first sentence of Section 4.7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to Section 4.7(d), with respect to each Optioned Program other than the PD-1 Program, the TIGIT Program, the CD73 Program or the Adenosine Receptor Program, if Arcus desires not to (i) perform its obligations under Section 4.2 with respect to the R&D Plan and Budget for such Optioned Program and (ii) share Research and Development Costs with respect to such Optioned Program, then, in each case ((i) and (ii)), Arcus shall have the right to opt-out of performing such obligations and sharing such Research and Development Costs upon written notice to Gilead stating that Arcus is opting-out of such Optioned Program (such notice from Arcus to Gilead, with respect to any Optioned Program, an “Opt-Out Notice”).”

3.
Royalty Rate Amendment. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) for the first 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 9.5(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) Royalty Payments. Subject to any other terms of this Agreement relevant in this Section 9.5(a), in partial consideration of the license granted by Arcus under Section 8.4, during the applicable Royalty Term only, and on an Optioned Product-by-Optioned Product basis, Gilead shall pay to Arcus royalties in each Calendar Year on the amount of aggregate Net Sales of the applicable Optioned Product in the Gilead Royalty Territory (excluding (A) for clarity, Net Sales in any country for the period in which such country is included in the Third Party Territory or the Shared Territory and (B) Net Sales in the Access Territory) (such aggregate Net Sales, excluding the foregoing clauses (A) and (B), “Included Net Sales”) as calculated by multiplying the applicable royalty rates set forth below by the corresponding amount of incremental Included Net Sales of such Optioned Product in such Calendar Year (the “Royalties”). For clarity, if Arcus delivers an Opt-Out Notice with respect to a given Optioned Program pursuant to Section 4.7(a), the Net Sales in the U.S. for each Optioned Product included in such Optioned Program shall be included in Included Net Sales, on an Optioned Product-by-Optioned Product basis.

With respect to (x) the PD-1 Program and (y) all Optioned Programs other than (i) the 2021 Optioned Programs and (ii) the Optioned Target Programs for which Gilead exercises its option prior to the expiration of the applicable Selected Target Option Exercise Window, the Parties agree that the following Royalty Rate Table A applies ((x) and (y), collectively, “Royalty A Programs”):

Royalty Rate Table A

Included Net Sales of each Optioned Product in a Royalty A Program in the Gilead Royalty Territory in a Calendar Year	Royalty Rate
[***]	[***]

With respect to each 2021 Optioned Program (the “Royalty B Programs”), the Parties agree that the following Royalty Rate Table B applies:

Royalty Rate Table B

Included Net Sales of each Optioned Product in a Royalty B Program in the Gilead Royalty Territory in a Calendar Year	Royalty Rate
[***]	[***]

With respect to each Optioned Target Program for which Gilead exercises its option prior to expiration of the applicable Selected Target Option Exercise Window (collectively, “Royalty C Programs”), the Parties agree that the following Royalty Rate Table C applies:

Royalty Rate Table C

Included Net Sales of each Optioned Product in a Royalty C Program in the Gilead Royalty Territory in a Calendar Year	Royalty Rate
[***]	[***]

[***]

4.
Independent Activities Criteria. Section 4.8(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(a) Conditions for Permitting Arcus Independent Activities. For each Optioned Program, following [***], if Arcus has not undergone any Change of Control, Arcus has not exercised its opt-out pursuant to Section 4.7, and, subject to Section 4.1(a) and 7.2(a), Arcus desires to conduct Development activities (including the inclusion of such Optioned Molecule in an Optioned Combination, but not the inclusion of such Optioned Molecule in any other Combination) that Gilead does not agree to include in the applicable R&D Plan and Budget following completion of the dispute resolution process set forth in Section 2.5(b)(ii)(B) and such activities would not be reasonably expected to have a material adverse effect on the Development or Commercialization of any Optioned Molecule or

Optioned Product in the Gilead Territory (any such activities, “Arcus Independent Activities”), then Section 4.8(b) shall apply.

5.
Addition of R&D Target Activities. As soon as practicable after the Amendment Execution Date, Arcus and Gilead will discuss potential Targets and mutually agree in writing on a list of Targets from which Gilead may select up to two (2) Targets for which Arcus shall perform Arcus R&D Activities in accordance with Section 3.1 of the Agreement (as amended below). Such list shall have a minimum of [***] Targets (unless otherwise agreed in writing by Gilead), and the Parties may amend such list from time to time by mutual agreement in writing. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) for the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following.

3.1 Arcus R&D Activities.

(a) Generally. Arcus shall be solely responsible, in its discretion and at its sole cost and expense, for conducting all (a) Pre-Program Activities and (b) Development activities with respect to Arcus Programs, including, in each case ((a) and (b)) (as applicable), all applicable pre-clinical and non-clinical research activities, regulatory activities (including filing INDs) and clinical activities (collectively, the “Arcus R&D Activities”), except to the extent otherwise agreed by the Parties in writing, set forth in this Agreement or as set forth in Section 3.1(b).

(b) Gilead Selected Targets for Arcus R&D Activities.

(i) Initial Selection. “Selected Targets” are the Target(s) selected by Gilead for Arcus R&D Activities from the list mutually agreed by the Parties in writing pursuant to Amendment No. 1. With respect to each Selected Target, Arcus shall use commercially reasonable efforts to conduct Arcus R&D Activities with respect to such Selected Target from the prompt initiation of Pre-Program Activities, through the establishment of an Arcus Program Directed To such Selected Target and the Completion Date of the Triggering Clinical Trial with respect to such Arcus Program. The Parties agree that the conduct of the Arcus R&D Activities with respect to the Selected Targets shall be overseen by the Joint Research Committee previously established by the Parties. For the avoidance of doubt, subject to the terms of this Section 3.1(b), Arcus shall retain discretion over the manner in which it conducts the Pre-Program Activities for the Selected Targets.

(ii) Validation Plan and Validation Data Package. Notwithstanding Sections 2.5(b)(i)(B) and 3.1(a) with respect to the Pre-Program Activities for each Selected Target, the Parties shall mutually agree on the scope of activities [***] intended to assess a lead Arcus Molecule Directed To such Selected Target (collectively, such specific Pre-Program Activities in (A) and (B), the “Validation Activities” for such Selected Target). With respect to each Selected Target, promptly upon completion of the Validation Activities, Arcus shall deliver to Gilead a written notice including instructions and credentials with which Gilead may access a Data Room containing all data and information arising from all Pre-Program Activities, including the Validation Activities, performed with respect to such Selected Target up to the date of such completion (such information package, a “Validation Data Package”).

(iii) Replacement of Selected Targets. For the period of time from Gilead’s receipt of the Validation Data Package for each Selected Target until [***] days thereafter (“Target Evaluation Period”), Gilead shall have a one-time right to replace such Selected Target upon providing written notice to Arcus identifying the Selected Target to be replaced prior to expiration of the Target Evaluation Period. If Gilead provides such notice, Gilead shall provide written notice to Arcus identifying a new Target in replacement of such Selected Target within [***] days from the expiration of the Target Evaluation Period; provided, that the new Target must be from the list of Targets mutually agreed by Arcus and Gilead in writing pursuant to Amendment No. 1. Upon Arcus’ receipt of such written notice from Gilead identifying the replacement Target, such replacement Target shall be treated as a Selected Target, the replaced Selected Target will no longer be deemed a Selected Target under this Agreement, and Gilead shall have no further replacement right under this Section 3.1(b)(iii) with respect to any such replacement Selected Target. For each Selected Target, if a Target Program Data Package is delivered to Gilead pursuant to Section 8.3(b)(ix) prior to delivery of a Validation Data Package for such Selected Target, Gilead’s right to replace such Selected Target shall expire concurrent with the expiration of the Selected Target Option Exercise Window for such Selected Target.

(iv) Material Transfer. If and to the extent requested by Gilead, Arcus shall provide to Gilead an amount of chemical or biological materials that have been, are being, or are proposed to be studied by Arcus with respect to such Selected Target(s) for pre-clinical and non-clinical studies to be performed by Gilead in Gilead’s sole discretion. Any such material transfer shall be made pursuant to the terms of Section 3.5(d) of this Agreement.

6.
Option Exercise for Selected Target(s). Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, the following is added to the Agreement as a new Section 8.3(b)(ix):

(ix) For each Selected Target, subject to Section 8.3(d), Arcus hereby grants to Gilead an exclusive option to obtain the exclusive licenses and other rights described in Section 8.4 with respect to all Arcus Molecules Directed to such Selected Target and any Related Arcus Molecules with respect to such Arcus Molecules, and any Arcus Products containing such Arcus Molecules or such Related Arcus Molecules (a “Target Program”). Following [***], Arcus shall promptly deliver to Gilead a written notice including instructions and credentials with which Gilead may access a Data Room containing the [***] to the extent then existing with respect to such Target Program (a “Target Program Data Package”). With respect to a Target Program, during the window beginning with the date of Gilead’s selection of a Selected Target and ending [***] days after receipt of such notice (the “Selected Target Option Exercise Window”), Gilead shall have the right to exercise such option for such Target Program by providing Arcus written notice thereof during such window. During the Selected Target Option Exercise Window for a Target Program, Arcus may continue with any Pre-Program Activities and Development Activities, but, in no event shall [***]. If Gilead exercises such option for a Target Program during the Selected Target Option Exercise Window, the option closing process set forth in Sections 8.3(c) and (d) applicable to an Arcus Program shall apply to the Target Program, mutatis mutandis, and, from and after the Option Exercise Closing (or, if there is more than one (1) closing for the Target Program, the Initial Option Closing), the Target Program shall be deemed an Optioned Program (each, an “Optioned Target Program”) and shall thereafter be subject to all of the terms and conditions of the Agreement applicable to Optioned Programs. If Gilead does not exercise such option for a Target Program during the Selected Target Option Exercise Window, such Target Program shall be deemed an Arcus Program from and after at least one (1) Molecule included in such Target Program becomes the subject of an IND filed with a Regulatory Authority in any jurisdiction and shall thereafter be subject to all of the terms and conditions of the Agreement applicable to Arcus Programs, including Gilead’s right to exercise the Option with respect to such Target Program pursuant to Section 8.3. If Gilead exercises its option for a Target Program during the applicable Selected Target Option Exercise Window, responsibilities for the conduct of activities under the applicable R&D Plan and Budget shall be assigned to Arcus and Gilead in accordance with the terms and conditions of the Agreement, including as contemplated by Section 4.2(a) and Section 5.2(c)(i). By way of example, the applicable R&D Plan and Budget may [***].

7.
Allocation of Development Activities to Arcus.
a.
The initial R&D Plan and Budget for [***] is attached hereto as Exhibit C, which, for clarity, may be amended by the JDC and JSC pursuant to the existing process set forth in the Agreement for Optioned Programs, including Article 2 and Section 4.1(a). The (i) preliminary R&D Plan and Budget and (ii) [***] are set forth on Exhibit D and Exhibit E, respectively. The Parties expect the initial R&D Plan and Budget for each of [***] to include (A) the preliminary R&D Plan and Budget set forth on Exhibit D and Exhibit E, respectively, and (B) [***]. For the avoidance of doubt, these preliminary R&D Plan and Budget and [***] are subject to further discussion between the Parties and subject to the existing process set forth in the Agreement with respect to the preparation and approval of the initial R&D Plan and Budget for such Optioned Programs. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the first 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, the following sentences are hereby added to the end of Section 4.1(a) of the Agreement:

“Without limiting any of Gilead’s rights under this Agreement, Arcus acknowledges and agrees that, as contemplated by Section 4.2(a), responsibility for the activities under each R&D Plan and Budget shall be allocated between Arcus and Gilead. If and to the extent requested by Gilead via the JDC, the JDC may assign to Arcus, and Arcus shall perform, at least fifty percent (50%) of the clinical activities for each 2021 Optioned Program in accordance with the R&D Plan and Budget for such 2021 Optioned Program. If such assignment is made, the Parties shall promptly amend the R&D Plan and Budget as necessary to reflect the assignment of such activities to Arcus.”

b.
Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, for purposes of Gilead’s obligation to use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval with respect to each applicable 2021 Optioned Programs in accordance with Section 4.2(a) of the Agreement, the activities [***]. For the avoidance of doubt, for each Optioned Program, including the 2021 Optioned Programs, each Party shall remain obligated to conduct the Optioned Program R&D Activities in accordance with Section 4.2(a) of the Agreement.

8.
Addition of Option Payments for Selected Targets. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) for the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 9.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

9.2 Option Payments.

(a) Option Payment for Arcus Programs. (i) For each Optioned Program other than the PD-1 Program, the TIGIT Program, the Adenosine Receptor Program, the CD73 Program and any Target Program, Gilead shall pay to Arcus an amount equal to One Hundred Fifty Million Dollars ($150,000,000), (ii) for the TIGIT Program, if Gilead exercises its Option during the Option Exercise Period for AB154, then Gilead shall pay to Arcus an amount equal to Two Hundred Seventy-Five Million Dollars ($275,000,000), and if Gilead exercises its Option during the Option Exercise Period for AB308, then Gilead shall pay to Arcus an amount equal to One Hundred Fifty Million Dollars ($150,000,000), (iii) for the Adenosine Receptor Program, Gilead shall pay to Arcus an amount equal to Two Hundred Fifty Million Dollars ($250,000,000), and (iv) for the CD73 Program, Gilead shall pay to Arcus an amount equal to Two Hundred Million Dollars ($200,000,000) (each such payment, an “Option Payment”), in each case, within thirty (30) days after the applicable Arcus Program has become an Optioned Program pursuant to Section 8.3.

(b) Option Payment for Target Programs. For each Target Program, if Gilead exercises its option during the Selected Target Option Exercise Window, Gilead shall pay to Arcus an amount equal to Sixty Million Dollars ($60,000,000), in each case, within thirty (30) days after the applicable Target Program has become an Optioned Program pursuant to Section 8.3 of the Agreement.

9.
Removal of 2022 Option Continuation Payment.
a.
Subject to Sections 10.b and 10.c of this Amendment, effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the first 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 9.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

9.3 Option Continuation Payments. Until the earlier termination of this Agreement pursuant to ARTICLE XIV, (i) within [***] days of either (x) unless the following clause (y) applies, the second (2nd) anniversary of the Effective Date (if applicable) or (y) if, as of the second (2nd) anniversary of the Effective Date, Gilead’s right to rescind its exercise of the Options for the other two (2) 2021 Optioned Programs has not expired, the earlier of (A) Gilead’s rescission of the Option exercise for the other two (2) 2021 Optioned Programs in accordance with Section 1.f of Amendment No. 1 and (B) [***] (the applicable date ((x) or (y)), the “Payment Date”), Gilead shall pay to Arcus a payment of Sixty-Seven Million Dollars ($67,000,000) in partial consideration of the Options granted to Gilead pursuant to Section 8.3 for the two (2) subsequent years, and (ii) within [***] days of each of the fourth (4th), sixth (6th) and eighth (8th) anniversaries of the Effective Date (if applicable), Gilead shall pay to Arcus a payment of One Hundred Million Dollars ($100,000,000) in partial consideration of the Options granted to Gilead pursuant to Section 8.3 for the corresponding two (2) subsequent years (each ((i) and (ii)), an “Option Continuation Payment”). Notwithstanding anything to the contrary herein, (a) in the event that Gilead exercises its rights to terminate its obligations for making any further Option Continuation Payments pursuant to Section 14.3(b)(i), Gilead’s payment obligations under this Section 9.3 shall terminate on the effective date of such termination; provided, that [***].

b.
Subject to Section 10.c of this Amendment, effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 9.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

9.3 Option Continuation Payments. Until the earlier termination of this Agreement pursuant to ARTICLE XIV, (i) within [***] days of either (x) unless the following clause (y) applies, the second (2nd) anniversary of the Effective Date (if applicable) or (y) if, as of the second (2nd) anniversary of the Effective Date, Gilead’s right to rescind its exercise of the Option for one (1) of the Optioned Programs has not expired, the earlier of (A) Gilead’s rescission of the Option exercise for such 2021 Optioned Program in accordance with Section 1.f of Amendment No. 1 and (B) [***] (the applicable date ((x) or (y)), the “Payment Date”), Gilead shall pay to Arcus a payment of Thirty-Four Million Dollars ($34,000,000) in partial consideration of the Options granted to Gilead pursuant to Section 8.3 for the two (2) subsequent years, and (ii) within [***] days of each of the fourth (4th), sixth (6th) and eighth (8th) anniversaries of the Effective Date (if applicable), Gilead shall pay to Arcus a payment of One Hundred Million Dollars ($100,000,000) in partial consideration of the Options granted to Gilead pursuant to Section 8.3 for the corresponding two (2) subsequent years (each ((i) and (ii)), an “Option Continuation Payment”). Notwithstanding anything to the contrary herein, (a) in the event that Gilead exercises its rights to terminate its obligations for making any further Option Continuation Payments pursuant to Section 14.3(b)(i), Gilead’s payment obligations under this Section 9.3 shall terminate on the effective date of such termination; provided, that [***].

c.
Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the third 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 9.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

9.3 Option Continuation Payments. Until the earlier termination of this Agreement pursuant to ARTICLE XIV, within [***] days of each of the fourth (4th), sixth (6th) and eighth (8th) anniversaries of the Effective Date (if applicable), Gilead shall pay to Arcus a payment of One Hundred Million Dollars ($100,000,000) in partial consideration of the Options granted to Gilead pursuant to Section 8.3 for the corresponding two (2) subsequent years (each an “Option Continuation Payment”). Notwithstanding anything to the contrary herein, (a) in the event that Gilead exercises its rights to terminate its obligations for making any further Option Continuation Payments pursuant to Section 14.3(b)(i), Gilead’s payment obligations under this Section 9.3 shall terminate on the effective date of such termination; provided, that [***].

10.
Structures of Arcus Molecules. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 11.5(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

(e) Structures of Arcus Molecules. [***].

11.
Termination at Will. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, each instance of the term “Arcus Program” in Section 14.3(a) is hereby deleted and replaced with “Arcus Program or Target Program”.
12.
Consequences of Termination of the Collaboration Term. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, Section 14.3(b)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(iii) Consequences of Expiration or Termination of the Collaboration Term.

(A)
Initial Disclosure. Within [***] days after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead, with respect to each Arcus Program or Target Program, a written notice including instructions and credentials with which Gilead may access a Data Room containing the data and information (existing and available as of the date of Arcus’s notice) with respect to each Arcus Molecule.
(B)
Interim Disclosure of Qualifying Data Package(s). With respect to each Arcus Molecule, if the data and information provided pursuant to Section 14.3(b)(iii)(A) do not constitute a Qualifying Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)), then, until [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room a Qualifying Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) promptly upon the required data and information for such Qualifying Data Package becoming available to Arcus. In addition, with respect to each Arcus Molecule Directed To a Selected Target, if the data and information provided pursuant to Section 14.3(b)(iii)(A) do not constitute a Target Program Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)), then, until [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room a Target Program Data Package (as determined by the JSC, including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) promptly upon the required data and information for such Target Program Data Package becoming available to Arcus.
(C)
Final Disclosure. With respect to each Arcus Molecule, if Arcus has not delivered a Qualifying Data Package to Gilead pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B) as of [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room all data and information with respect to such Arcus Molecule in the possession or Control of Arcus at such time. With respect to each Arcus Molecule Directed To a Selected Target, if Arcus has not delivered a Target Program Data Package to Gilead pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B) as of [***] months after expiration or termination of the Collaboration Term, Arcus shall deliver to Gilead via the applicable Data Room all data and information with respect to such Arcus Molecule Directed to a Selected Target in the possession or Control of Arcus at such time.
(D)
Option Exercise. With respect to each Arcus Program, the Option Exercise Period shall be deemed to begin upon the earlier of (1) the date of the JSC’s determination (including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) that Arcus has delivered to Gilead a Qualifying Data Package pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B), and (2) [***] months after expiration or termination of the Collaboration Term, provided, that as of such time Arcus has delivered to Gilead of the data and information required pursuant to Section 14.3(b)(iii)(C) and end upon the earlier to occur of the events set forth in Sections 8.3(b)(ii)(A) and 8.3(b)(ii)(B) (provided, that the delivery to Gilead of the data and information required pursuant to Section 14.3(b)(iii)(C) shall be deemed delivery of a Qualifying Data Package for purposes of Section 8.3(b)(ii)(B)). During such Option Exercise Period, Gilead shall have the right to exercise the Option for the applicable Arcus Program in accordance with ARTICLE VIII. With respect to each Target Program, the Selected Target Option Exercise Window shall be deemed to begin upon the earlier of (I) the date of the JSC’s determination (including pursuant to Section 2.5(b)(i)(C) or Section 15.2(b)) that Arcus has delivered to Gilead a Target Program Data Package pursuant to Section 14.3(b)(iii)(A) or Section 14.3(b)(iii)(B), and (II) [***] months after expiration or termination of the Collaboration Term, provided, that as of such time Arcus has delivered to Gilead of the data and information required pursuant to Section 14.3(b)(iii)(C) and end upon the earlier to occur of (x) Gilead’s written exercise notice to Arcus or (y) [***] days after the occurrence of (I) or (II) (provided, that the delivery to Gilead of the data and information required pursuant to Section 14.3(b)(iii)(C) shall be deemed delivery of a Target Program Data Package for purposes of Section 8.3(b)(ix). During such Selected Target Option Exercise Window, Gilead shall have the right to exercise the Option for the applicable Arcus Program in accordance with ARTICLE VIII.
(E)
Exception for Certain Pre-Clinical Programs. Notwithstanding Sections 14.3(b)(iii)(A), 14.3(b)(iii)(B) and 14.3(b)(iii)(C), Arcus shall not be obligated pursuant to this Section 14.3(b) to provide any information or data developed, created or otherwise made from any program that was not an Arcus Program or Target Program as of the expiration or termination of the Collaboration Term.
13.
Target Program Data Package Decision Making. Effective as of the Option Exercise Closing (or, if there is more than one closing for the applicable Option, the Amended Initial Option Closing) with respect to the second 2021 Optioned Program for which an Option Exercise Closing or Amended Initial Option Closing, as applicable, has occurred, each instance of the term “Qualifying Data Package” in Section 2.5(b)(i)(C) or Section 15.2(b) is hereby deleted and replaced with “Qualifying Data Package or Target Program Data Package”.
14.
Press Release; Publication of Data. The Parties agree that the terms of this Amendment are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in Section 13.2 and Section 13.3 of the Agreement. The Parties have agreed to make a joint press release of the execution of this Amendment in the mutually agreed form attached hereto as Exhibit F. From and after the Amendment Execution Date until the earlier of (a) the Amended Initial Option Closing for the applicable 2021 Optioned Program or (b) the date Gilead’s option exercise is rescinded pursuant to Section 1(f) of this Amendment, for purposes of Section 13.4 of the Agreement, each 2021 Optioned Program shall be considered an “Optioned Program” and not an “Arcus Program.”
15.
Entire Agreement. This Amendment (including the Exhibits hereto), together with the Agreement (including the Appendices and Schedules thereto) and the Ancillary Agreements, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings between the Parties existing as of the Amendment Execution Date with respect to the subject matter hereof and thereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Amendment shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party.
16.
Miscellaneous. This Amendment shall be made part of the Agreement and governed by all of its terms (as specifically amended by this Amendment), including, without limitation, Sections 15.1(a) and (b), 15.2(a), (c) and (e), 15.3 – 15.6, 17.2, 17.4, 17.5, 17.8 – 17.13 of the Agreement which are incorporated herein by reference (treating any reference to “Agreement” therein as a reference to “Amendment” instead). Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed by facsimile (including a PDF image delivered via e-mail) or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

[Signature page follows]

In Witness Whereof, the Parties have executed this Amendment as of the Amendment Execution Date.

Gilead Sciences, Inc.	Arcus Biosciences, Inc.
By: /s/ Andrew Dickinson	By: /s/ Terry Rosen
Name: Andrew Dickinson	Name: Terry Rosen
Title: Chief Financial Officer	Title: CEO
Date: November 17, 2021	Date: November 17, 2021

[Signature Page to Amendment No. 1 to Option, License and Collaboration Agreement]